EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Fourth Quarter and Full Year 2010

* Q4'10 net income increased by 41.2% year-over-year to $15.9 million

* Items sold during Q4'10 increased by 31.2% year-over-year to 11.3 million

* Total payments transactions in Q4'10 increased by 134.5% to 2.4 million

* Net Income during FY'10 increased by 68.7% year-over-year to $56.0 million

BUENOS AIRES, Argentina, Feb. 23, 2011 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the fourth quarter and full year ended December 31, 2010.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "We are pleased to have ended a strong year with accelerating growth as all of our businesses performed well throughout the holiday season. We believe this is a testament to the power of the e-commerce ecosystem we have built. Additionally, our value proposition continues to prove very attractive to the fast-growing base of Internet users in Latin America. In our view, the combination of low prices, attractive product selection, clear and intuitive listing formats, increasingly seamless payments integration, and advertising services we offer continue to create great value for both buyers and sellers alike."

Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended December 31, 2010 of $62.3 million, representing 27.1% year-over-year growth.Revenue growth was negatively impacted by the pre-sale of credit card receivables beginning in the third quarter of 2010. Had the company carried out similar pre-sales of credit card receivables during 2009, revenue growth would have been 38.4% during the fourth quarter of 2010 as compared to the same quarter one year earlier.

For the three months ended December 31, 2010, items sold on MercadoLibre grew 31.2% to 11.3 million while total Payments transactions through MercadoPago grew 134.5% to 2.4 million as compared to the fourth quarter of 2009. Gross merchandise volume for the fourth quarter 2010 grew 25.6% year-over-year to $988.1 million, while total payment volume grew 73.8% year-over-year to $236.1 million.

Income from operations grew 17.3% to $21.0 million in the fourth quarter of 2010 compared to $17.9 million in the fourth quarter of 2009. Operating income margin for the fourth quarter of 2010 was 33.6%. Growth in income from operations was also negatively impacted by the pre-sale of credit card receivables.

Net income for the three months ended December 31, 2010 was $15.9 million, representing 41.2% growth over the same quarter one year earlier. Net income margin was 25.6% for the fourth quarter of 2010, compared to 23.0% for the same period last year. Earnings per share for the fourth quarter of 2010 were $0.36 compared to $0.26 for the prior year quarter.

Free cash flow, defined as cash from operating activities less property, equipment and intangible asset purchases, was $22.8 million for the three months ended December 31 2010.

For the full year, MercadoLibre generated $3.4 billion in gross merchandise volume, consolidated net revenues of $216.7 million, and net income of $56.0 million, or $1.27 per share. Gross merchandise volume was up 23.8% in 2010 when compared to the full year 2009, while net revenues rose 25.4% and net income increased 68.7%.

The following table summarizes certain key performance metrics for the year and quarters ended December 31, 2009 and 2010.

(in millions)
	Year ended December 31,		Three Months ended December 31,
	2009	2010	2009	2010

Total confirmed registered users at the end of period	42.6	52.9	42.6	52.9
New confirmed registered users during the period	8.8	10.3	2.4	2.7
Gross merchandise volume	$ 2,750.7	$ 3,405.9	$ 786.9	$ 988.1
Items sold	29.5	39.2	8.6	11.3
Total payments volume	$ 382.5	$ 697.5	$ 135.8	$ 236.1
Total payments transactions	3.1	6.7	1.0	2.4

Change in MercadoPago Financing Operations

Starting in the third quarter of 2010, the company began to pre-sell credit card receivables from its MercadoPago financing operations. For this reason, starting in the third quarter of 2010, MercadoPago financing revenues now represent the net amount received from financing institutions as a result of pre-selling these installments-related financing receivables. Credit card receivables are being pre-sold in order to better manage credit risk; generate increased predictability of the associated cost; and not assume any financing risk.

The following table may prove helpful to analyze the annual evolution of the company's revenue growth, as it shows consolidated net revenues since Q4 of 2008 net of MercadoPago financing cost:

Figures in US dollars	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010

Consolidated Net Revenues	33,449,739	32,322,501	40,901,799	50,599,276	49,020,045	45,937,774	52,510,331	55,951,378	62,316,231
MercadoPago Financing Costs (*)	4,978,442	2,330,530	3,246,008	3,927,577	3,990,072	3,383,142	3,949,545	--
Consolidated Net Revenues Net of MercadoPago Financing Costs	28,471,297	29,991,971	37,655,791	46,671,699	45,029,973	42,554,632	48,560,786	55,951,378	62,316,231

Growth % Over Prior Year	n/a	n/a	n/a	19.6%	58.2%	41.9%	29.0%	19.9%	38.4%

(*) Included in Cost of Net Revenues and Interest Expense and Other Financial Charges.

MercadoLibre provides consolidated net revenues net of MercadoPago financing costs because it believes that such presentation is a beneficial supplemental disclosure to investors in analyzing and assessing the historical revenue growth of the company.

Conference Call and Webcast

The Company will host a conference call and audio webcast on February 23, 2011 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (970) 315-0420 and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users – Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users – Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume – Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold – Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume – Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions – Measure of the number of all transactions paid for using MercadoPago.

Operating margin – Defined as income from operations as a percentage of net revenues.

Net Income margin – Defined as net income as a percentage of net revenues.

Free Cash Flow – Defined as cash flow from operating activities less property, equipment and intangible asset purchases.

About MercadoLibre

Founded in 1999, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks. MercadoLibre maintains a leadership position in 12 Latin American countries. The Company is listed on NASDAQ (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Consolidated balance sheets
	December 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$ 56,830,466	$ 49,803,402
Short-term investments	5,342,766	14,580,185
Accounts receivable, net	12,618,173	4,868,377
Funds receivable from customers	6,151,518	3,785,802
Prepaid expenses	913,262	547,138
Deferred tax assets	12,911,256	5,481,182
Other assets	6,867,767	3,068,930
Total current assets	101,635,208	82,135,016
Non-current assets:
Long-term investments	78,846,281	26,627,357
Property and equipment, net	20,817,712	5,948,276
Goodwill, net	60,496,314	59,822,746
Intangible assets, net	4,141,167	4,515,818
Deferred tax assets	2,975,118	2,897,492
Other assets	771,223	667,944
Total non-current assets	168,047,815	100,479,633

Total assets	$ 269,683,023	$ 182,614,649

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$ 17,232,103	$ 11,599,634
Funds payable to customers	48,788,225	31,453,410
Payroll and social security payable	10,786,534	7,428,340
Taxes payable	11,487,574	6,797,516
Loans payable and other financial liabilities	100,031	3,213,992
Total current liabilities	88,394,467	60,492,892
Non-current liabilities:
Payroll and social security payable	2,562,343	1,355,006
Loans payable and other financial liabilities	188,846	--
Deferred tax liabilities	5,167,699	5,170,799
Other liabilities	1,651,398	1,402,715
Total non-current liabilities	9,570,286	7,928,520
Total liabilities	$ 97,964,753	$ 68,421,412

Commitments and contingencies

Shareholders' equity:

Common stock, $0.001 par value, 110,000,000 shares authorized, 44,131,376 and 44,120,269 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	$ 44,131	$ 44,120
Additional paid-in capital	120,391,622	120,257,998
Retained earnings	73,681,556	17,656,537
Accumulated other comprehensive loss	(22,399,039)	(23,765,418)
Total shareholders' equity	171,718,270	114,193,237

Total liabilities and shareholders' equity	$ 269,683,023	$ 182,614,649

Consolidated statements of income

	Year Ended December 31,
	2010	2009	2008

Net revenues	$ 216,715,713	$ 172,843,621	$ 137,022,620
Cost of net revenues	(46,549,845)	(35,958,050)	(27,536,573)
Gross profit	170,165,868	136,885,571	109,486,047

Operating expenses:
Product and technology development	(15,855,992)	(12,140,521)	(7,307,008)
Sales and marketing	(48,883,167)	(42,861,735)	(39,975,307)
General and administrative	(30,828,146)	(25,849,596)	(22,759,931)
Compensation cost related to acquisitions	--	--	(1,919,870)
Total operating expenses	(95,567,305)	(80,851,852)	(71,962,116)
Income from operations	74,598,563	56,033,719	37,523,931

Other income (expenses):
Interest income and other financial gains	4,931,215	2,695,109	1,822,385
Interest expense and other financial charges	(7,601,671)	(13,357,554)	(8,442,427)
Foreign currency loss	(62,447)	(2,658,476)	(1,531,144)
Other income (expenses), net	--	--	73,159
Net income before income / asset tax expense	71,865,660	42,712,798	29,445,904

Income / asset tax expense	(15,840,641)	(9,504,005)	(10,634,243)
Net income	$ 56,025,019	$ 33,208,793	$ 18,811,661

	Year Ended December 31,
	2010	2009	2008
Basic EPS
Basic net income per common share	$ 1.27	$ 0.75	$ 0.43
Weighted average shares	44,124,018	44,086,892	44,239,443

Diluted EPS
Diluted net income per common share	$ 1.27	$ 0.75	$ 0.42
Weighted average shares	44,146,858	44,144,368	44,348,950

Consolidated statements of income

	Three Months Ended December 31,
	2010	2009
	(Unaudited)
Net revenues	$ 62,316,231	$ 49,020,045
Cost of net revenues	(13,794,315)	(10,337,916)
Gross profit	48,521,916	38,682,129

Operating expenses:
Product and technology development	(4,430,275)	(3,124,396)
Sales and marketing	(14,019,551)	(11,519,333)
General and administrative	(9,103,067)	(6,164,169)
Compensation cost related to acquisitions	--	--
Total operating expenses	(27,552,893)	(20,807,898)
Income from operations	20,969,023	17,874,231

Other income (expenses):
Interest income and other financial gains	1,857,787	580,300
Interest expense and other financial charges	(682,363)	(3,639,552)
Foreign currency loss	(69,722)	112,249
Other income (expenses), net	--	--
Net income before income / asset tax expense	22,074,725	14,927,228

Income / asset tax expense	(6,135,233)	(3,641,659)
Net income	$ 15,939,492	$ 11,285,569

	Three Months Ended December 31,
	2010	2009
	(Unaudited)
Basic EPS
Basic net income per common share	$ 0.36	$ 0.26
Weighted average shares	44,131,376	44,108,207

Diluted EPS
Diluted net income per common share	$ 0.36	$ 0.26
Weighted average shares	44,151,762	44,143,281

Consolidated statements of cash flows
	Year Ended December 31,
	2010	2009	2008

Cash flows from operations:
Net income	$ 56,025,019	$ 33,208,793	$ 18,811,661
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,921,650	3,893,752	3,335,673
Foreign currency gains	--	--	(7,827,112)
Interest expense	--	213,878	300,368
Accrued interest	(504,874)	90,339	57,293
Stock-based compensation expense - stock options	244	1,752	4,719
Stock-based compensation expense - restricted shares	37,696	74,382	105,560
LTRP accrued compensation	3,479,066	1,924,149	839,303
Deferred income taxes	(7,053,030)	(3,607,292)	(2,151,858)
Changes in assets and liabilities, excluding the effect of acquisitions:
Accounts receivable	(7,063,942)	(2,974,890)	4,026,218
Funds receivable from customers	(2,324,575)	(942,407)	26,573,209
Prepaid expenses	(333,755)	(287,836)	(153,582)
Other assets	(3,643,650)	(2,591,353)	(1,415,575)
Accounts payable and accrued expenses	9,051,139	8,686,334	10,610,141
Funds payable to customers	15,458,416	12,421,412	2,294,847
Provisions	(63,549)	302,987	(1,277,664)
Other liabilities	(89,402)	(713,014)	1,645,976
Net cash provided by operating activities	67,896,453	49,700,986	55,779,177
Cash flows from investing activities:
Purchase of investments	(121,266,157)	(80,060,909)	(110,056,368)
Proceeds from sale and maturity of investments	76,062,629	81,728,485	115,342,531
Payment for businesses acquired, net of cash acquired	--	--	(39,181,473)
Purchases of intangible assets	(416,450)	(955,679)	(58,238)
Purchases of property and equipment	(13,214,043)	(3,798,170)	(4,904,991)
Net cash used in investing activities	(58,834,021)	(3,086,273)	(38,858,539)
Cash flows from financing activities:
Decrease in short term debt	--	(310,634)	(9,137,223)
Loans paid	(3,000,000)	(15,000,000)	--
Repurchase of Treasury Stock	--	--	(2,598,223)
Stock options exercised	18,199	28,354	83,089
Net cash used in financing activities	(2,981,801)	(15,282,280)	(11,652,357)
Effect of exchange rate changes on cash and cash equivalents	946,433	996,857	(3,471,576)
Net increase in cash and cash equivalents	7,027,064	32,329,290	1,796,705
Cash and cash equivalents, beginning of the year	49,803,402	17,474,112	15,677,407

Cash and cash equivalents, end of the year	$ 56,830,466	$ 49,803,402	$ 17,474,112

	Year Ended December 31,
	2010	2009	2008
Supplemental cash flow information:
Cash paid for interest	$ 5,781,058	$ 12,332,592	$ 7,138,402
Cash paid for income taxes	$ 22,253,947	11,650,007	7,921,206

Financial results of reporting segments
	Year Ended December 31, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 122,825,076	$ 39,892,763	$ 18,950,450	$ 20,885,541	$ 14,161,883	$ 216,715,713
Direct costs	(73,393,467)	(19,649,506)	(11,723,168)	(9,875,510)	(7,785,914)	(122,427,565)
Direct contribution	49,431,609	20,243,257	7,227,282	11,010,031	6,375,969	94,288,148

Operating expenses and indirect costs of net revenues						(19,689,585)
Income from operations						74,598,563

Other income (expenses):
Interest income and other financial gains						4,931,215
Interest expense and other financial results						(7,601,671)
Foreign currency gains						(62,447)
Other income, net
Net income before income / asset tax expense						$ 71,865,660

	Year Ended December 31, 2009
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Consolidated

Net revenues	$ 93,087,758	$ 26,737,937	$ 15,314,982	$ 27,331,095	$ 10,371,849	$ 172,843,621
Direct costs	(50,230,893)	(12,506,604)	(9,655,783)	(13,717,899)	(5,978,443)	$ (92,089,622)
Direct contribution	42,856,865	14,231,333	5,659,199	13,613,196	4,393,406	80,753,999

Operating expenses and indirect costs of net revenues						(24,720,280)
Income from operations						56,033,719

Other income (expenses):
Interest income and other financial gains						2,695,109
Interest expense and other financial results						(13,357,554)
Foreign currency loss						(2,658,476)
Other income, net						--
Net income before income / asset tax expense						$ 42,712,798

	Year Ended December 31, 2008
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Consolidated

Net revenues	$ 73,692,604	$ 19,862,790	$ 13,894,730	$ 23,123,837	$ 6,448,659	$ 137,022,620
Direct costs	(44,369,978)	(10,710,931)	(9,207,740)	(12,166,313)	(4,296,080)	$ (80,751,042)
Direct contribution	29,322,626	9,151,859	4,686,990	10,957,524	2,152,579	56,271,578

Operating expenses and indirect costs of net revenues						(18,747,647)
Income from operations						37,523,931

Other income (expenses):
Interest income and other financial gains						1,822,385
Interest expense and other financial results						(8,442,427)
Foreign currency loss						(1,531,144)
Other expenses, net						73,159
Net income before income / asset tax expense						$ 29,445,904

	Three Months Ended December 31, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 34,614,541	$ 11,283,573	$ 5,088,529	$ 7,179,615	$ 4,149,973	$ 62,316,231
Direct costs	(23,303,343)	(5,663,817)	(3,178,256)	(3,115,680)	(2,091,412)	(37,352,508)
Direct contribution	11,311,198	5,619,756	1,910,273	4,063,935	2,058,561	24,963,723

Operating expenses and indirect costs of net revenues						(3,994,700)
Income from operations						20,969,023

Other income (expenses):
Interest income and other financial gains						1,857,787
Interest expense and other financial results						(682,363)
Foreign currency losses						(69,722)
Net income before income / asset tax expense						$ 22,074,725

	Three Months Ended December 31, 2009
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$ 29,442,088	$ 7,714,506	$ 4,313,777	$ 4,281,289	$ 3,268,385	$ 49,020,045
Direct costs	(15,250,601)	(3,818,195)	(2,779,699)	(2,071,348)	(1,806,381)	(25,726,223)
Direct contribution	14,191,488	3,896,311	1,534,078	2,209,941	1,462,004	23,293,822

Operating expenses and indirect costs of net revenues						(5,419,590)
Income from operations						17,874,232

Other income (expenses):
Interest income and other financial gains						580,300
Interest expense and other financial results						(3,639,552)
Foreign currency losses						112,249
Net income before income / asset tax expense						$ 14,927,229
CONTACT:  MercadoLibre, Inc.
          Investor Relations
          Pedro Arnt
          investor@mercadolibre.com
          http://investor.mercadolibre.com

          Media Relations
          Valeria Bazzi
          Valeria.bazzi@mercadolibre.com